SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)    June 1, 2001

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                       Service Systems International, Ltd.
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             (Exact name of registrant as specified in its charter)

        Nevada                        0-21753                  88-0263701
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  (State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                    File Number)              Ident. No.)

            11 - 202 Burbridge Street Coquitlam, B.C. Canada V3K 7B2
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:  (604) 451-1069
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         (Former name or former address, if changed since last report.)


Item 5. Other Events and Regulation FD Disclosures

Information discussed in this report may include forward-looking statements regarding events or our financial performance and are subject to a number of risks and other factors, which could cause the actual results to differ materially from those, contained in the forward-looking statements. Among such factors are, 1) general business and economic conditions, 2) customer acceptance and demand for our products, 3) our overall ability to design, test and introduce new products on a timely basis, 4) the nature of the markets addressed by our products, and, 5) other risk factors listed from time to time in documents we have filed with the SEC.

The agreement summarized below may result in a change of control of registrant. On June 1, 2001, the Registrant ("Service Systems") and its wholly owned subsidiary, UV Systems Technology, Inc., a British Columbia company ("UV Systems"), entered into a letter agreement ("Letter Agreement") with US Filter/Wallace & Tiernan, Inc., a Delaware corporation ("US Filter") to facilitate the performance of certain contracts that were in effect before the execution of the Strategic Alliance Agreement and related agreements between Service Systems, UV Systems and US Filter dated January 25, 2001. In connection with the Letter Agreement, US Filter will be granted additional warrants to purchase Service Systems common stock at an exercise price of $0.24 per share, exercisable beginning October 31, 2001. If US Filter elects to exercise these warrants, and those granted in the Strategic Alliance Agreement dated January 25, 2001, US Filter will own over 20% of the common stock of Service Systems. In general, the Letter Agreement provides that US Filter may assist Service Systems and UVST by (1) purchasing certain equipment and/or components of equipment from UVST or components to be assembled by UVST and, (2) amending certain provisions of the Strategic Alliance Agreement and related agreements. Certain of the basic terms of the Letter Agreement and the related agreements are summarized below. The summaries are subject to and qualified by the agreements themselves. Reference should be made to the agreements themselves to ensure adequate understanding.

Letter Agreement.  The parties to the Letter Agreement are Service Systems and
----------------
UV Systems, and US Filter.  The Letter Agreement is summarized below:

WT may purchase equipment from UVST or components of equipment to be completed by UVST. An exhibit describes the terms and conditions governing the purchase. The exhibit is entitled "Procurement Assistance Services".

The SSI Companies give a security interest to WT to secure their payment and performance obligations that will arise in connection with the transactions encompassed by the Procurement Assistance Services exhibit. The security interest affects assets and properties of the SSI Companies which are the subject of a security interest given in connection with the Strategic Alliance Agreement.

The Strategic Alliance Agreement is amended to reflect the additional security interest. In addition, the terms "Contracts" and "Contract Rights" as they are used in the Strategic Alliance Agreement are clarified. The clarification of the term "Contract Rights" acknowledges that the term includes a right to receive certain payments directly from UVST customers.

Stock purchase warrants that were issued to WT under the Strategic Alliance Agreement with respect to 3,000,000 shares of SSI Common Stock are modified. The exercise price is reduced to $0.24. The warrants become exercisable on October 31, 2001.

SSI will issue additional stock purchase warrants for shares of SSI Common Stock, assuming WT provides certain Procurement Assistance Services. The warrants will be exercisable with respect to a number of shares to be determined in relation to the amount of Procurement Assistance Services provided. If a "Target Level" of Procurement Assistance Services are provided, Service Systems will issue warrants for 3,000,000, if procurement services valued at $785,000 and Service Systems obtains additional outside financing are reached. The number of warrants issued will be increased or decreased proportionate to the actual value of the amount of procurement services provided by US Filter.
Under specified circumstances, Service Systems will issue additional warrants up to 5,000,000 if US Filter provides procurement services valued at $785,000 and Service Systems does not obtain additional outside financing. This increase or decrease the number of warrants issued is proportionate to the actual value of the amount of procurement services provided by US Filter. If the Target Level is not achieved or is surpassed, warrants for a lesser or greater number of shares will be issued. The exercise price of the additional warrants is $0.24, and the warrants will become exercisable on October 31, 2001.

The Registration Rights Agreement signed in connection with the Strategic Alliance Agreement will apply to all stock purchase warrants referred to in the Letter Agreement.

The Standard Discount provided for in the Strategic Alliance Agreement is increased with respect to transactions constituting Procurement Assistance Services.

UVST assigns its rights under contracts with UVST Customers, effective under specified conditions relating to the existence of a default condition.

Master Subcontract Agreement.  Concurrently with the execution of the Letter
----------------------------
Agreement, Service Systems, UV Systems and US Filter entered into a Master Subcontract Agreement which sets out the terms by which UVST will become the subcontractor of US Filter and will manufacture and sell to US Filter, or to third parties, components or systems. Service Systems agrees to pay US Filter for work performed either (i) at the time the ultimate user makes payment directly to US Filter or as directed by UVST or (ii) 60 days after shipment by UVST of goods procured by US Filter with respect to the work procured. Payments made pursuant to work completed by UVST will be made directly by the ultimate user to US Filter for as long as the procurement services are performed by US Filter and any amount of the procurement services funds remain unpaid to US Filter. UV Systems and Service Systems agree to indemnify and release US Filter from any and all claims of every nature whenever arising directly or indirectly from or relate in any way to the work performed pursuant to the Master Subcontract Agreement. The term of the Master Subcontract Agreement coincides with the Strategic Alliance Agreement executed by the parties on January 25, 2001.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   SERVICE SYSTEMS INTERNATIONAL, LTD.

Date:  June 18, 2001               By:  /s/ Kenneth Fielding
                                            Kenneth Fielding, President

                                      EXHIBIT INDEX



10(xvii)          Letter Agreement between                  Filed Electronically
                  US Filter/Wallace & Tiernan, Inc.,               Herewith
                  Service Systems International Ltd. and
                  UV Systems Technology, Inc.
                  Dated June 1, 2001

USFilter               WALLACE & TIERNAN PRODUCTS         TELEPHONE 856.507.9000
                       1901 WEST GARDEN ROAD              FACSIMILE 856.507-4079


                                      June 1, 2001

Service Systems International, Ltd.
UV System Technology, Inc.
201-11 Burnbridge Street
Coquitlam, British Columbia
CANADA V3K 7B2

Attention: Ken Fielding, President

Dear Mr. Fielding:

     This letter sets forth the agreement between U.S. Filter/Wallace & Tiernan, Inc. a Delaware corporation ("WT"), Service Systems International, Ltd., a Nevada corporation ("SSI"), and UV Systems Technology, Inc., a British Columbia corporation and a wholly owned subsidiary of SSI ("UVST" and, collectively with SSI Companies"), in respect of certain accommodation that WT has offered to provide at the request of the SSI Companies with a view to facilitating the performance of several existing contracts that predated the Strategic Alliance Agreement dated as of January 25, 2001 by and among WT and the SSI Companies (the "Strategic Alliance Agreement"). All capitalized term used but not defined herein will have the same meaning as are assigned to them in the Strategic Alliance Agreement.

     In consideration of the mutual promises herein contained and subject to the terms and conditions set forth herein and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, WT, SSI and UVST hereby agree as follows:

     1. As more specifically provided in the description of procurement assistance services attached as Exhibit A hereto ('Procurement Assistance Services"), and subject to the terms and conditions enumerated therein, WT may purchase certain equipment from UVST or may purchase certain components of equipment to be completed by UVST.

     2. To provide WT with adequate security for the payment and performance obligations of the SSI Companies arising out of the transactions encompassed within the Procurement Assistance Services, the SSI Companies hereby agree with WT that such payment and performance obligations will be Secured Obligations and will be secured by the first priority security interest in certain assets and properties of the SSI Companies granted to WT pursuant to the Security Agreement dated as January 2 5, 2001 entered into by the SSI Companies in favor of WT (the "Security Agreement"). Section 1.28 of the Strategic Alliance Agreement is hereby amended to and in its entirety as follows:

        "1.28 'Secured Obligations' shall have the meaning set forth in Section
        2.7 of this Agreement except that such tem shall also include (until such time as they are satisfied in full) the payment and performance obligations of the SSI Companies (or either of them) arising pursuant to that certain letter agreement dated June 1, 2001 between WT and the SSI Companies."

                                                               VIVENDI
                                                                   water company

Service System International, Ltd.
June 1, 2001
Page 2


     For the sake of clarity, WT and the SSI Companies acknowledge that (i) the term "Contracts", as defined and used in the Security Agreement, includes all agreements for the sale by the SSI Companies of equipment and systems to UVST Customers (as defined in Exhibit A) as to which WT makes Procurement Services Sales (as defined in Exhibit A); and (ii) the term "Contract Rights", as defined and used in the Security Agreement, includes all rights under the agreement referred to in clause (i), including without limitation the light to receive all payments thereunder. In that connection, UVST shall instruct all such UVST Customers to direct payment to WT. WT shall advise UVST of all payments so received by WT and shall immediately remit to UVST any amounts received in excess of the amounts payable to WT for the corresponding Procurement Services Sales. Upon receipt of payment of annuals due for such Procurement Services Sales, WT shall sign all notices or other documents as UVST shall reasonably request to advise the UVST Customers thereafter to commence making payment directly to the SSI Companies. UVST shall execute all such other documents or other instruments and take such other actions as WT may reasonably request in order to perfect, protect and evidence WT's security interest in the above-described Contracts and Contract Rights.

     3. In order to induce WT to provide the accommodations referred to herein, SSI agrees as follows:

          a. Notwithstanding any of the terms and conditions contained in the Strategic Alliance Agreement or in the Stock Purchase Warrants heretofore issued to WT pursuant thereto, (i) the exercise price of the Stock Purchase Warrants dated October 3, 2000 and evidenced by certificates no. C102, C103 and C104, and which are exercisable for an aggregate of 3,000,000 shares of Common Stock, will be adjusted effective the date of this letter agreement (the "Letter Agreement") to a price equal to $0.24 per share, which represents the average of the three lowest intraday transaction prices for the Common Stock reported on the OTC Bulletin Board during the period commencing April 20 and ending May 22, and (ii) all of such Stock Purchase Warrants shall first be exercisable, in whole or in part, an October 31, 2001. All of the other terms and conditions of such Stock Purchase Warrants as originally issued will remain in effect.
          b. SSI Will issue to WT, effective the date of this Letter Agreement, additional Stock Purchase Warrants for an aggregate of 3,000,000 shares of Common Stock (the "Target Level Shares"), (adjusted as provided in this paragraph 3.b below) assuming that WT provides Procurement Assistance Services for an aggregate purchase price (as measured by invoice price) of $785,000 "Target Level"). The

Service System International, Ltd.
June 1, 2001
Page 3


              number of actual shares for which additional Stock Purchase warrants will be issued will be in the same proportion as the aggregate purchase price for the actual transactions (measured by invoice price) that constitute Procurement Assistance Services bears to the Target Level (the "Procurement Percentage"). Thus, if WT provides less than the Target Level of Procurement Assistance Services, the actual number of such shares will be proportionately lower than 3, 000,000 shares, and if WT provides more than the Target Level of Procurement Assistance Services, the actual number of such shares will be proportionately higher than 3,000,000. Any such additional Stock Purchase Warrants when issued will have the same exercise price as the adjusted exercise price set forth in paragraph 3a above, will first become exercisable in whole or in part on October 31, 2001 and will have all of the other terms and conditions as the Stock Purchase Warrants referred to in paragraph 3a above. Notwithstanding any of the foregoing to the contrary, the term "Target Level Shares", as used in this paragraph 3b shall mean 5,000,000 shares of Common Stock in the event that WT elects, in its sole discretion, to enter into any transactions constituting Procurement Assistance Services prior to such time as each of the conditions precedent to such transactions set forth in Part III of Exhibit A hereto in satisfactorily fulfilled (it being understood that even if the number of Target Level Shares is increased as provided in this sentence, the actual number of shares for which Stock Purchase Warrants will be issued by SSI will be determined on the basis of the Procurement Percentage).
          c. Not later than 15 days after the date of this Letter Agreement, SSI will issue and deliver to WT a Stock Purchase Warrant (in substantially the same form as the form of Stock Purchase Warrants attached as Exhibit C to the Strategic Alliance Agreement, except for changes necessary to reflect, the provisions set forth above) in exchange for the outstanding Stock Purchase Warrants referred to in paragraph 3a above. From time to time after the date of this Letter Agreement, and in each case not later than 15 days after WT makes a request in writing therefor, SSI will issue and deliver to WT one or more Stock Purchase Warrants (in substantially the same form as the form of Stock Purchase Warrant attached as Exhibit C to the Strategic Alliance Agreement, except for changes necessary to reflect the provisions set forth above) exercisable for the additional shares of Common Stock as contemplated by paragraph 3b above.
          d. For the sake of clarity, WT and SSI expressly acknowledge, that the Registration Rights Agreement dated as of January 25, 2001 by and between them will apply to all of the Stock Purchase Warrants referred to herein (and to all of the shares of Common Stock issuable upon exercise of such Stock Purchase Warrants). In addition, Section 9.1 of the Strategic Alliance Agreement is hereby amended to add the text of the foregoing paragraphs 3a, 3b and 3c to the end thereof.

Service System International, Ltd.
June 1, 2001
Page 4


     4. As further inducement to WT to provide the accommodations referred to herein, the SSI Companies hereby agree that in the event of any Transactions constituting Procurement Assistance Services, the Standard Discount in effect immediately thereafter will be equal to the sum of (x) the Standard Discount as specified in the letter delivered contemporaneously with the Strategic Alliance Agreement (and referred to in Section 6.4 of the Strategic Alliance Agreement) plus (y) an additional discount determined in accordance with the next sentence (the "Additional Discount"). For purpose hereof the "Target Additional Discount" will be 2.5% and the actual Additional Discount will be equal to the Target Additional Discount multiplied by the Procurement Percentage in effect at the time of the determination. Thus, if WT provides less than the Target Level of Procurement Assistance Services, the actual Additional Discount will be proportionately lower than 2.5%, and if WT provides more than the Target Level of Procurement Assistance Services, the actual Additional Discount will be proportionately higher than 2.5%. Insofar as the Procurement Percentage my increase from time to time after the date of this letter, successive adjustments in the Standard Discount as contemplated by this paragraph 4 will occur automatically from time to time so long as necessary to reflect such increases in the Procurement Percentage. Each increase in the Standard Discount pursuant to this paragraph 4 will remain in effect for the term provided in the Strategic Alliance Agreement.

     5. As further inducement to WT to provide the accommodations referred to herein, UVST hereby assigns its rights under its contracts with UVST Customers, to be effective in the event, of a default condition by UVST thereunder, subject to the applicable UVST Customer's agreement if required by the contract, and subject, further, to WT choosing to accept such assignment.

     6. SSI and UVST hereby reaffirm jointly and severally, as of the date hereof, each of the representations and warranties made by them in Section 10 of the Strategic Alliance Agreement and in Article 3 of the Security Agreement, in each case a5 if made on the date of this Letter Agreement.

     7. Except as amended hereby, all of the provisions of the Strategic Alliance in Agreement and the Security Agreement will remain effect in accordance with their respective and conditions.

     8. This Letter Agreement will not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     9. Subject to the continuing effectiveness of the Strategic Alliance Agreement (as amended hereby) and each of the other agreements contemplated thereby, this Letter Agreement (including the Exhibit referred to herein) constitutes the entire agreement among the Parties with respect to the specific subject matter hereof. There is no representation, warranty, collateral agreement or condition, express or implied, which induced any Party to enter into this Letter Agreement or on which reliance is placed by any Party or which affects this Letter Agreement other than as expressed herein.

Service System International, Ltd.
June 1, 2001
Page 5

     10. This Letter Agreement will be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, that any Party may (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates (which, in the case of SSI or UVST, must be wholly owned, directly or indirectly, by SSI), and (b) delegate to one or more of its Affiliates (which, in the case of SSI or UVST, must be wholly owned, directly or indirectly, by SSI) the performance of its obligations hereunder (in any or all of which cases the delegatee must expressly assume such obligations by written instrument but the delegating Party nonetheless shall remain responsible for the performance of all of its obligations hereunder). The foregoing is not intended to and will not prevent the SSI Companies, or any of them from contracting or subcontracting with any Person, whether or not an Affiliate, for the manufacture or supply of any Systems, components or parts, but no such contract or subcontract will have the effect of relieving the SSI Companies from any of their obligations under the Letter Agreement.

     11. This Letter Agreement way be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     12. This Letter Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the Parties agrees that any legal action, commenced by either Party to this Letter Agreement shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the Parties. If contrary to the provisions of this paragraph 12, any Party commences any legal action involving this Letter Agreement or the transactions contemplated by this Letter Agreement in any form other than either of those specified above, the other Parties will be entitled to the dismissal of such action based upon the agreement of the Parties contained in this paragraph 12.

     13. No amendment of any provision of this Letter Agreement will be valid unless the same shall be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence-.

Service System International, Ltd.
June 1, 2001
Page 6

     14. Any term or provision of this Letter Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     If the foregoing correctly sets forth the terms of our definitive agreement, please execute a counterpart of this letter on behalf of SSI and UVST and return it to my attention.

                                  Very truly yours,

                                  U.S. FILTER/WALLACE & TIERNAN, INC.

                                  By          /s/ Ronald A. Castelli
                                     -----------------------------------------
                                  Name:     Ronald A. Castelli
                                  Title:     VP/GM

SERVICE SYSTEMS INTERNATIONAL, LTD.

By            /s/ John R. Gaetz
   -----------------------------------------
     Name:    JR Gaetz
     Title:   Vice-President
              Secretary

UV SYSTEMS TECHNOLOGY, INC.

By            /s/ John R. Gaetz
   -----------------------------------------
     Name:    JR Gaetz
     Title:   Vice-President
              Secretary

MASTER SUBCONTRACT AGREEMENT

     THIS MASTER SUBCONTRACT AGREEMENT (as it may be amended from time to time, the "Agreement"), by and among Service Systems International, Ltd., a Nevada corporation ("SSI"), UV Systems Technology, Inc., a British Columbia Corporation and wholly owned subsidiary of SSI ("UVST" and collectively with SSI, the "Company"), and U.S. Filter/Wallace & Tiernan, Inc., a Delaware corporation ("Subcontractor"), entered into as of the 1st day of June, 2001 (the "Effective Date"), is intended to apply to the supply of goods and services by Subcontractor (collectively, the "Work") described on the individual Schedules attached hereto and incorporated herein (the "Schedules") in support of goods and services being supplied by the Company on behalf of a project owner or higher tier contractor (the "Client") on various individual projects (the "Projects").

     I. All Work on an individual Project requested by the Company to be performed by Subcontractor hereunder shall, before the commencement of such Work, be made subject to this Agreement by the issuance of a separate Schedule substantially in the form of Attachment A executed by both parties. All Work referred to in any Schedule shall be governed by the terms and conditions of this Agreement, including without limitation the General Terms attached hereto as Attachment B and incorporated herein (the "General Terms"). Any terms or conditions of any document submitted hereunder which are contrary to the terms of this Agreement and not signed by all parties and appended to this Agreement or specifically made part of a Schedule issued hereunder, shall be void and of no force and effect.

            All Schedules executed by the Company and Subcontractor shall become a part of this Agreement, however, the parties recognize that the terms of each Schedule apply only to the performance of Work described in such Schedule. Each Schedule will be identified by a number and a counterpart of such Schedule shall be attached to counterpart copies of this Agreement held by each party.

     II. The Company shall pay Subcontractor for performance of the Work described in each Schedule the compensation specified in such Schedule on the earlier of (i) the time at which the Client makes payment directly to WT as required or directed by UVST pursuant to the terms hereof, or (ii) being sixty
(60) days after each shipment by UVST of goods procured by Subcontractor hereunder with respect to that portion of the Work represented by the procurement of such goods. Subcontractor's right to receive payment hereunder shall not be contingent on payment by the Client or the Company's receipt of such payment. The Company shall require in its contract with the Client, or by written amendment thereto or by a notice substantially in the form of Attachment C, that the Client shall pay the Company for Work performed by Subcontractor by issuing payment directly to WT at the address set forth in Attachment C, and the Company shall require that Subcontractor be expressly named a third party beneficiary of each such provision in a contract or amendment. The Company shall supply Subcontractor a copy of each such provision or notice prior to Subcontractor's execution of a Schedule for the related Work. The Company hereby waives any and all rights to setoff against amounts payable to

Subcontractor hereunder the amounts of any claims of any nature that the Company may have or may allege that it has against Subcontractor for any reason whatsoever, including without limitation any claims arising hereunder.

     III. The Agreement consists of this Subcontract Agreement, including the Attachments hereto and each of the Schedules executed by the parties after the date hereof. The foregoing constitutes the entire contract, and supersedes all prior proposals, negotiations, agreements, awards, letters of intent and written or oral statements, representations, or agreements, other than the Letter Agreement among the parties of even date herewith (the "Letter Agreement").

          In the event of an inconsistency between provisions of the Letter Agreement and/or the Agreement, the inconsistency shall be resolved by giving precedence as follows: 1) the Letter Agreement, 2) the Subcontract Agreement, including without limitation the General Conditions, and 3) the applicable Schedule.

     IV. The Company acknowledges that Subcontractor is entering into this Agreement and each Schedule hereunder as an accommodation to the Company to facilitate the Company's performance of contracts for its Clients and that the prices established hereunder are based on Subcontractor's assuming only those risks and obligations expressly set forth herein (the "Express Obligations") and no others. The Company acknowledges that it will look to Subcontractor's sub-subcontractors and suppliers (collectively, the "Vendors") and not to Subcontractor for all issues relating to the design and manufacture of goods included in the Work, including without limitation the quality or timeliness thereof. Subcontractor hereby assigns to the Company all rights of Subcontractor under all agreements with its Vendors that are assignable thereunder. Each of UVST and SSI, for itself and its affiliates, Clients, other contractors, stockholders and its and their respective officers, directors, employees, insurers, agents, representatives, successors and assigns (collectively, the "Releasing Parties") hereby waives and releases Subcontractor and its affiliates, Vendors, and its and their respective officers, directors, insurers, agents, representatives, successors and assigns (collectively, the "Released Parties") from any and all claims, of every nature and description, whenever arising, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, whether arising at law or equity, and whether based on breach of contract, negligence, tort, strict liability or any other legal theory, that directly or indirectly arise out of or relate in any way to the Work, other than for breach of the Express Obligations (collectively, the "Released Claims"). The Company shall indemnify each of the Released Parties from all claims, actions, proceedings, losses, fines, penalties, damages, expenses (including without limitation attorneys' and other professionals' fees) and other liabilities, obligations or costs of any nature directly or indirectly arising in connection with or based upon any Released Claims, whether asserted by a Releasing Party or otherwise. The foregoing indemnification obligation shall include the obligation to defend those of the Released Parties who shall so request in writing, such defense to be with counsel selected by the Released Party.

     V. This Agreement shall be co-terminus with the Strategic Alliance Agreement among the parties dated as of January 25, 2001, as amended (the "Alliance Agreement"), unless terminated earlier by the parties. No such termination shall affect the rights and obligations of the parties arising prior thereto.

     VI. This Agreement will be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, that any party may (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates, as defined in the Alliance Agreement (which, in the case of SSI or UVST, must be wholly owned, directly or indirectly, by SSI), and (b) delegate to one or more of its Affiliates (which, in the case of SSI or UVST, must be wholly owned, directly or indirectly, by
SSI) the performance of its obligations hereunder (in any or all of which cases the delegatee must expressly assume such obligations by written instrument but the delegating party nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     VII. Each of SSI and UVST understands, covenants, and agrees that the release and indemnification set forth in Article IV above are intended to cover claims not now known or anticipated, and that are based upon any action, facts or circumstances which may take place or exist, before, on or after the date of the signing of this Agreement. Each of the parties acknowledges that it has been represented by counsel in connection with this Agreement and that it has agreed to the provisions of this Agreement, knowingly, with the benefit of advice of counsel and without duress.

         VIII. The Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties agrees that any legal action commenced by it shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the parties. If, contrary to the provisions of this Article VIII, any Party commences any legal action involving this Agreement or the transactions contemplated by this Agreement in any forum other than either of those specified above, the other parties will be entitled to the dismissal of such action based upon the agreement of the parties contained in this Article VIII without regard to its conflict of law doctrines.

     IX. Whether SSI and UVST are referred to herein individually or collectively as the "Company," the obligations of UVST and SSI hereunder are in all cases joint and several.

     X. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

Service Systems International, Ltd.     UV Systems Technology, Inc.

By:  _______________________________     By:  _____________________________

Name:_______________________________     Name:_____________________________

Title:______________________________     Title_____________________________



U.S. Filter/Wallace & Tiernan, Inc.

By: ________________________________

Name:_______________________________

Title:______________________________


Page 4 of 4

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